Filed pursuant to Rule 497
File No. 333-149374

FS INVESTMENT CORPORATION

Supplement dated April 23, 2009

to

Prospectus dated September 18, 2008

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation dated September 18, 2008, as supplemented by Supplement No. 1 dated October 15, 2008, Supplement No. 2 dated January 14, 2009, Supplement No. 3 dated February 17, 2009, Supplement No. 4 dated March 17, 2009 and Supplement No. 5 dated April 2, 2009.

You should carefully consider the “Risk Factors” beginning on page 24 of the Prospectus before you decide to invest.

Status of Our Initial Public Offering

In our monthly closing on April 1, 2009, we accepted subscriptions for 412,902 shares of our common stock at an average price per share of $9.76 for corresponding gross proceeds of $4,029,445. Since commencing our public offering on December 15, 2008, we have received and accepted subscriptions totaling $12,359,688. Including $1,000,008 contributed by our investment adviser in February 2008, we have accepted subscriptions for gross proceeds of $13,359,696 to date.

Portfolio Update

From March 15, 2009 to April 17, 2009, we invested in six new portfolio companies and increased our position in three others through secondary market transactions. In addition, we sold our interests in the senior secured loans of BNY ConvergEx and Sungard Data Systems in March 2009. Both sale transactions resulted in a realized gain. Further, DTN Inc. repaid approximately 4.8% of the outstanding amount of our senior secured loan tranche at 100% of par in March. As we purchased our interest in this loan at a discount, the repayment generated a realized gain. We continue to hold the remainder of this loan in our investment portfolio. In prospectus supplement No. 4, we announced that Corel Corporation repaid a portion of its loan for a realized gain of $28,067. Subsequently, we determined the actual amount of the realized gain to be $15,162.

Presently, our investment portfolio consists of interests in 21 senior secured and second lien secured loans to private U.S. companies with an average annual EBITDA of $456.9 million. The investments in our portfolio were purchased at an average price of 73.6% of par value. Presently the weighted average credit rating of our portfolio is B2 based upon the Moody’s scale and our estimated gross annual portfolio yield is 14.7%. We intend to continue to add securities to our portfolio as our offering progresses. The following is our investment portfolio as of April 17, 2009.

Security	Industry	Date of Purchases	Original Cost	Par Value
Senior Secured Loans - First Lien
Texas Competitive Electric Holdings (TXU Corp.), L+350, 10/10/14	Utility	Jan-09, Apr-09	$1,091,877	$1,497,468
First Data Corporation, L+275, 9/24/14	Merchant Processing	Jan-09, Mar-09	$692,249	$997,830
Vertellus Specialties, Inc., L+425, 12/10/12	Specialty Chemicals	Feb-09	$405,224	$498,737
Global Tel Link, L+600, 2/14/13	Telecommunications	Feb-09	$376,664	$429,247
DTN, Inc., L+500, 3/10/13	Business Information Services	Feb-09	$496,658	$570,871
King Pharmaceuticals, Inc., L+500, 4/19/12	Specialty Pharmaceuticals	Feb-09	$540,750	$600,000
Corel Corporation, L+400, 5/2/12	Software	Feb-09	$325,448	$442,786
1-800 Contacts, L+395, 12/19/14	Healthcare	Feb-09	$487,500	$600,000
Clarke American, L+250, 6/30/14	Business Information Services	Mar-09	$593,490	$997,462
Kenan Advantage Group, Inc., L+300, 12/16/11	Transportation and Logistics	Mar-09	$748,080	$997,441
West Corp, L+500, 11/8/13	Telecommunications Services	Mar-09	$435,151	$498,741
Contec LLC, L+475, 7/28/14	Telecommunications	Mar-09	$379,048	$498,747
Apptis Inc, L+325, 12/20/12	Defense & Aerospace	Mar-09	$366,563	$498,724
Safenet, L+250, 6/1/14	Networking and Security Equipment	Mar-09	$341,631	$498,731
Intralinks, L+275, 6/15/14	Business Information Services	Mar-09	$349,112	$498,731
NCO Group, L+425, 11/12/13	Business Process Outsourcing	Apr-09	$670,000	$1,000,000

Senior Secured Loans - Second Lien
Asurion Corp, L+650, 7/3/15	Insurance	Jan-09	$605,000	$1,000,000
Bresnan Communications LLC, L+450, 3/29/14	Broadcast and Entertainment	Jan-09	$720,000	$1,000,000
Harrington Holdings, L+600, 6/29/14	Healthcare	Apr-09	$640,000	$1,000,000
Intergraph, L+600, 11/29/14	Software	Apr-09	$850,000	$1,000,000
Sorenson Communications Inc, L+700, 2/16/14	Telecommunications	Feb-09, Mar-09	$1,121,480	$1,508,443

			$12,235,923	$16,633,960

The table below shows portfolio investments that were sold or experienced a material repayment since the filing of Supplement No. 4 on March 14, 2009. We consider repayments in excess of 1% of a position’s value to be material.

Security	Original Cost	Disposition Price	Transaction Type
BNY ConvergEx, L+300, 10/2/13	$375,000	$430,000	Sale
Sungard Data Systems Inc, L+375, 2/28/14	$437,500	$466,250	Sale
DTN, Inc., L+500, 3/10/13	$25,342	$29,129	Paydown

Distributions

On March 31, 2009, our Board of Directors declared a special stock distribution of 1.4 shares per 100 shares outstanding. The purpose of this special stock distribution is to maintain a net asset value (“NAV”) per share that is below the current net offering price, as required by the Investment Company Act of 1940 subject to certain limited exceptions. Our Board of Directors determined that our portfolio performance to date sufficiently warranted taking this action. The distribution was payable on March 31, 2009 to shareholders of record as of March 31, 2009.

The stock distribution increased the number of shares outstanding as of March 31, 2009, thereby reducing NAV per share. However, because the stock distribution was issued to all shareholders in proportion to their current holdings, the reduction in NAV per share as a result of the stock distribution is offset exactly by the increase in the number of shares owned by each investor. As overall value to an investor is not reduced as a result of the special stock distribution, our Board of Directors determined that its payment would not be dilutive to existing shareholders.

As the stock distribution did not change any shareholder’s proportionate interest in us, it is not expected to represent a taxable distribution. Specific tax characteristics of all distributions will be reported to shareholders annually on Form 1099.